UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2006

                      Safety Components International, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                        000-23938                  33-0596831
-------------------------------    -------------------------    ----------------------
(State or Other Jurisdiction of    (Commission File Number)       (I.R.S. Employer
         Incorporation)                                         Identification Number)
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               41 Stevens Street, Greenville, South Carolina 29605
          -------------------------------------------------------------
          (Address, Including Zip Code, of Principal Executive Offices)

                                 (864) 240-2600
                 ---------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                            ------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01   Changes in Registrant's Certifying Accountant.

      (a) On April 25,  2006,  the Audit  Committee of the Board of Directors of
Safety    Components    International,    Inc.,   (the   "Company")    dismissed
PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm.

      The reports of PwC on the Company's financial statements as of and for the fiscal years ended December 31, 2005 and December 31, 2004 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

      During the fiscal years ended December 31, 2005 and December 31, 2004 and through April 25, 2006, the Company had no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their report on the Company's financial statements for such years. During the fiscal years ended December 31, 2005 and December 31, 2004 and through April 25, 2006, none of the events described in Item 304(a)(1)(v) of Regulation S-K occurred.

      PwC was provided a copy of the above disclosures and was requested to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and. A letter from PwC is attached hereto as Exhibit 16.

      (b) On April 25, 2006, the Audit Committee of the Company's Board of Directors determined to engage the independent registered public accounting firm of KPMG LLP to audit the Company's financial statements for the fiscal year ending December 31, 2006. For the fiscal years ended December 31, 2005 and December 31, 2004 and through April 25, 2006, the Company had not on any prior occasion consulted with KPMG LLP regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01   Finance Statements and Exhibits.

      (d)   Exhibits.

      16    Letter from PricewaterhouseCoopers LLP dated April 28, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SAFETY COMPONENTS INTERNATIONAL, INC.

                              By:  /s/ Brian P. Menezes
                                   ---------------------------------------------
                                   Brian P. Menezes
                                   Vice President and Chief Financial Officer
                                   Interim President and Chief Executive Officer

Date: May 1, 2006

                                    Exhibits

16    Letter from PricewaterhouseCoopers LLP dated April 28, 2006.